                                                                    EXHIBIT 10.4


                           AMENDMENT NO. 1 AND WAIVER
                           Dated as of March 12, 1996
                                       to
                                CREDIT AGREEMENT
                          Dated as of October 16, 1995


         This Amendment No. 1 and Waiver (this "Amendment"), dated as of March 12, 1996, is among Administaff, Inc. (the "Borrower"), the Lenders party to the Credit Agreement (defined below) and The First National Bank of Chicago, as Agent.


                              W I T N E S S E T H:

         WHEREA, the Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated as of October 16, 1995 (as heretofore amended, the "Credit Agreement") and the other Loan Documents referred to therein; and

         WHEREA, the Borrower, the Lenders and the Agent desire to amend the Credit Agreement in order to amend certain provisions thereof;

         NOW, THEREFORE, in consideration of the premises and the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

         2.      Amendment.  The Credit Agreement is hereby amended as follows:

                 (a) Section 7.1 (vii) of the Credit Agreement is hereby amended by deleting the phrase "and consolidating" contained therein.

                 (b) Section 7.21.2 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

                          7.21.2. Fixed Charge Coverage Ratio. The Borrower shall maintain, on a consolidated basis, (i) as of the end of each of the fiscal quarters ending September 30, 1995 and December 31, 1995, a Fixed Charge Coverage Ratio not less than
                 2.25 to 1.0, (ii) as of the end of each of the fiscal quarters ending March 31, 1996, June 30, 1996 and September 30, 1996, a Fixed Charge Coverage Ratio not less than 2.00 to 1.0 and
                 (iii) as of the end of each fiscal quarter thereafter, a Fixed Charge Coverage Ratio not less than 2.50 to 1.0.

         3. Waiver. The Bank hereby specifically waives any objection it may have to the violation of (i) Section 7.1 (vii) of the Credit Agreement caused by the Company's failure to timely provide the Bank with the plan and forecast for 1996, which plan and forecast was subsequently provided and (ii)
Section 7.12 of the Credit Agreement caused by the Borrower's failure to timely provide the Bank with the balance sheet referred to therein, which balance sheet was subsequently provided. This specific waiver applies only to the specific violation referred to above.

         4.      Representations and Warranties.   In order to induce the Agent
and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Agent and the Lenders as of the date of this Amendment that:

                 (a) There exists no Default or Unmatured Default and the execution of this Amendment shall not create a Default or Unmatured Default.

                 (b) The representations and warranties contained in Article V of the Credit Agreement are true and correct as of the date of this Amendment.

         5. Legal Expenses. The Borrower agrees to reimburse the Agent for reasonable legal fees and expenses incurred by attorneys for the Agent (who may be employees of the Agent) in connection with the preparation, negotiation and consummation of this Amendment and the transactions contemplated herein.

         6. Ratification of Credit Agreement. Except as specifically provided herein, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and the Credit Agreement as amended hereby is agreed to, ratified and confirmed by the Borrower, the Agent and the Lenders in all respects.

         7.      Miscellaneous.

                 (a) This Amendment may be executed in counterparts and by the different parties hereto on separate counterparts each of which, when so executed and delivered, shall be deemed an original, and all of which taken together shall constitute one and the same agreement.

                 (b) This Amendment shall be effective as of the date first above written; provided, that, the Agent has received executed counterparts of this Amendment from the Borrower, the Agent and the Lenders.

         IN WITNESS WHEREO, the Borrower, the Agent and the Lenders have executed this Amendment as of the date first above written.

                                    ADMINISTAFF, INC.

                                    By:_______________________________________

                                    Title:____________________________________

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    individually and as Agent

                                    By:_______________________________________

                                    Title:____________________________________






                                     Page 2